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                                                                    EXHIBIT 99.1


[ICO LOGO]
                                                          Corporate Headquarters
                                                      5333 Westheimer, Suite 600
                                                            Houston, Texas 77056

                                                    NEWS RELEASE
TO:                                                 Contact:  Dorianne Eggleston
                                                              Tim Gollin
                                                              John F. Williamson
                                                    Phone:    713-351-4100
                                                    Fax:      713-335-2222
                                                    Website:  www.icoinc.com
                                                    Pages:         1
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                 ICO BOARD RESETS RECORD DATE FOR ANNUAL MEETING

Houston, November 14, 2001 - Today the Board of Directors of ICO, Inc. (NASDAQ:
ICOC) reset the record date for the Company's annual meeting as December 3, 2001. As previously disclosed, the annual meeting will be held in Houston on January 31, 2002.

         Statements regarding group outlook for Polymer Processing Services, increases in exploration activity, increases in demand for services, as well as any other statements that are not historical facts in this release are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, demand for the Company's services and products, business cycles and other conditions of the oil and gas and polymer industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.